Exhibit 99.1

Cellular Information for Better Healthcare

Management Presentation

March 2006

Forward Looking Statements

This presentation may contain forward-looking statements that reflect management’s current views and opinions as to the status of the Company’s products, clinical trials, regulatory approval process, product development, research programs and other future events and operations. These statements are neither promises nor guarantees, but involve risks and uncertainties that could cause actual results to differ materially from those anticipated or indicated. Investors are cautioned that any forward-looking statements should be considered in light of such risks and uncertainties including, without limitation, those detailed in the Company’s filings with the SEC.

1

Immunicon Value Proposition

Our products aim to improve cancer disease management

Cellular analysis products/technologies address multiple disease states Strategic marketing partnership in cancer with J&J (Veridex) FDA-cleared cancer products are on the market

Compelling clinical data across multiple cancers

Quantitative/objective information for management of cancer patients Worldwide sales and distribution through J&J

Multiple applications for current products and technologies beyond cancer

Lab services and product development for Pharma/Biotech Unique, high value-added commercial platforms Low incremental investment to develop future products

Large market opportunities: cardiovascular disease, life science research

Continuing value-drivers and catalysts

2

CellTracks® Technology

Sample Collection and Preservation

Standardized Rare Cell Capture

Enrichment Kits for Molecular Analysis

Kits and Marker Reagents for Cell Analysis

Count and Characterize Rare Cells

Profile Kit

Circulating Tumor Cell Kit

CEC Kit

Endothelial Cell Kit

3

Circulating Tumor Cells as a “Real-Time Biopsy” Blood Test

Circulating Tumor Cells (CTCs) and Associated Markers:

Count

Assess Prognosis Direct Therapy Monitor Disease

Phenotype & Genotype

Diagnose Specify Therapy

Determine Presence

Risk Assessment for Cancer

Most tumors are of epithelial cell origin:

Isolation of epithelial cells may mean pan-carcinoma capability

4

Circulating Tumor Cells Predict Survival

Before initiation of therapy

%Probability of Survival

100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0%

<5 CTCs n=90 (51%)

21.9 Months

Logrank p < 0.0001

10.9 Months

³5 CTCs n=87 (49%)

0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30

Time from Baseline (Months)

5	NEJM 2004, ASCO 2004 / 2005

CTCs: A New Tool to Manage Metastatic Breast Cancer

%Probability of Survival

100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0%

1 <5 CTCs at All Time Points 83 (47%)

2 ³5 at Baseline & <5 CTC at Last Draw 38 (21%)

3 <5 at Early Draw & ³5 CTC at Last Draw 17 (10%)

4 ³5 CTCs at All Time Points 39 (22%)

1 vs. 2 p=0.3188 1 vs. 3 p=0.0014 1 vs. 4 p<0.0001

2 1

2 vs. 3 p=0.0397

2 vs. 4 p<0.0001 3 vs. 4 p=0.0051

0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30

Time from Baseline (Months)

6	ASCO 2005 M Cristofanilli, MD. MD Anderson

Cells at any time point are bad!

Median Survival (months)

29 27 25 23 21 19 17 15 13 11 9 7 5 3 1

95% Upper limit Median 95% Low limit

29%

71%

61%

56%

51%

48%

45%

43%

43%

40%

36%

=0 ³1 ³2 ³3 ³4 ³5 ³6 ³7 ³8 ³9 ³10

CTC / 7.5 ml blood 233 patients

7

A New Standard for Cancer Disease Management

Current standard:

Radiologist measures changes in lesions on a CT scan to assess tumor burden increase/decrease

Subjective, semi-quantitative 3-6 months

Future standard:

Number, protein expression, and/or gene expression of CTCs better reflects efficacy of treatment

Objective, quantitative 3-4 weeks

8

CTCs Predict Outcome Earlier and Better Than Imaging

%Probability of Survival

100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0%

S / PR & <5 CTCs n=83 (60%)

1 vs. 2 p=0.1878 1 vs. 3 p=0.0175 1 vs. 4 p<0.0001

PRO & <5 CTCs n=20 (14%)

26.9 Months

6.4 Months

15.3 Months

19.9 Months

S / PR & ³5 CTCs n=13 ( 9%)

PRO & ³5 CTCs n=22 (16%)

1

2 vs. 3 p=0.3586 2 vs. 4 p=0.0008

3 vs. 4 p=0.0518

0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30

Time from Baseline (Months)

9 ASCO 2005 T. Budd, MD. Cleveland Clinic

Significant Clinical Utility of Circulating Tumor Cells

Early evidence of treatment failure, i.e., change therapy within weeks

Predictive at any time point during treatment

CTCs predict survival time in patients undergoing chemo & hormonal therapy

CTCs predict survival time in non-measurable metastatic breast cancer Better predictive power than serum tumor markers and CT scans Potential surrogate endpoint in therapeutic trials

“Real-Time Biopsy” from a Blood Sample

Enables selection of targeted therapies

Taxol

Herceptin

CTC Count / 7.5ml Blood

225 200 175 150 125 100 75 50 25 0

Her2 +++

Her2 ++

Her2 +

Her2 -

0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20

Time (weeks) ?

11 Int J Oncol 21: 1111-1118, 2002

“Real-Time Biopsy” from a Blood Sample

Profile Kit

Gene Expression Profiling of Carcinomas

Genes

# CTCs

Pan Cancer Colon Cancer Breast Cancer Prostate Cancer

Hormone refractory Hormone sensitive

50 Normal Donors 13 Breast Cancer Patients 31 Prostate Cancer Patients 30 Colon Cancer Patients

0.0 10.0

12 Priority Report, Cancer Research June 15, 2005

FISH on Rare Cells

Chromosome 1 Chromosome 7 Chromosome 8

Leukocyte 2 x1, 2 x 7, 2 x 8

7 1 8

1 1 8

7 8 7 8 7

1 7

8 7

8 1 Tumor Cell 3 x1, 5 x 7, 4 x 8

Current Clinical R & D Program in Cancer

- Colorectal Cancer
  - ~400 patient labeling study enrollment completed January 2006
  - FDA submission year-end 2006
- Prostate Cancer
  - ~200 patient labeling study enrollment completed January 2006
  - FDA submission 2H 2007
- Research studies
  - CTC research, drug targets, cell death, melanoma
  - FISH technology
  - CECs are elevated in cancer patients

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IMMUNICON

Many Product Opportunities

Follow-on applications in cancer

Other settings in cancer (diagnosis, recurrence monitoring,…)

RNA/DNA/protein assays

Detection of tumor cells in bone marrow

Detection of endothelial cells (treatment toxicity, angiogenesis,…)

Pharmaceutical Services: testing services and assay development Circulating Endothelial Cell (CEC) applications

Cardiovascular

Autoimmune diseases and other fields

Other life science research products

Significant Market Opportunity

Overall U.S. Market

Cancer is the second leading killer

Prevalence: 9.8 million survivors

Incidence: 1.37 million new diagnoses p.a. Mortality: 570,280 deaths p.a.

~86% of all cancers are carcinomas (solid tumors)

CellSearch™ System is “pan-carcinoma”

16 Cancer Facts and Figures 2005, American Cancer Society

Sales and Marketing Strategy

Pathologists/laboratories

Oncologists

Strategic Alliance in Cancer with Johnson & Johnson

Key elements:

Immunicon develops and manufactures J&J marketing, sales and distribution Revenue shared (~30% to IMMC on reagents) Reimbursement – J&J responsibility

Existing CPT codes for reimbursement exist now Clinical data correlates with patient outcomes Positive cost/benefit

J&J owns ~6% of IMMC

Veridex provides central focus in J&J

System Placements, by Customer/Geography

As of 12/31/05 USA EU Japan/ Asia Total Total Shipments

Hospital/Institute 11 7 4 22 Reference Lab 4 0 2 6 Pharma/CRO 4 1 0 5

Veridex internal use 6.5 1 1 8.5

Third party: 33 Total Placements: 41.5

Summary of instrument shipments and sales

Quarter ended Year ended Cumulative from launch

---—December 31, 2005---— ---—December 31, 2005---— to December 31, 2005

Instrument shipments JNJ Cust. Total JNJ Cust. Total

CellTracks Analyzer II 1 8 9 7 15 22 7 15 22

CellSpotter Analyzer ——— 4 3 7 14 11 25

Total Analyzers 1 8 9 11 18 29 21 26 47

CellTracks AutoPrep System 1 8 9 7 17 24 17 25 42

Instruments sold (1)

CellTracks Analyzer II 1 5 6 6 7 13 6 7 13

CellSpotter Analyzer ——— 4 6 10 13 8 21

Total Analyzers 1 5 6 10 13 23 19 15 34

CellTracks AutoPrep System 2 4 6 6 13 19 15 15 30

(1)—represents	instruments which were sold and revenue recorded in the period indicated

Comparison of Estimated Key Economics to Lab & IMMC

Lab Immunicon

Instrumentation $150,000 ~$127,000

CellSearch Test $175 ~$50

Medicare

~$380 reimbursement

Contribution to lab

~$200 (before labor)

Financial condition

(Dollars in thousands) December 31, 2005 December 31, 2004

Cash and cash equivalents $ 44,098 $ 53,103

Long term debt, incl current portion $ 5,884 $ 5,599

Common stock, $0.001 par value 28 23

Additional paid in capital 162,630 142,670

Accumulated deficit (118,448) (91,539)

Other (2,130) (2,316)

Total stockholders’ equity 42,080 48,838

Total capitalization $ 47,964 $ 54,437

Common shares outstanding 27,557 23,166

Cash burn lower for 2005 than guidance ($27.4 mil actual vs. $30 mil guidance) Cash burn guidance for 2006—$22 to $24 million Headcount at January 1, 2006 = 103 Borrowing capacity of $13.0 million @ 12/31/05

Milestones Achieved

Publication in New England Journal of Medicine Q3/04 U.S. in vitro diagnostic (IVD) launch Q3/04 New data — 2005 AACR/ASCO/Urology Q2/05 Launch CellTracks Analyzer II Q2/05 510(k) clearance of expanded data Q405 CellTracks AutoPrep Systems (42) + cell analyzers (47) 12/31/05 Trial in Colorectal cancer enrollment complete Jan. 2006 Trial in prostate cancer enrollment complete Jan. 2006 Kreatech license agreement for FISH Jan. 2006 Byron D. Hewett named CEO Jan. 2006

Upcoming Milestones/Presentations

Launch first CTC FISH assay (RUO launch) 2006 Colorectal cancer 510(k) 2006 Prostate cancer data/510(k) 2007 Upcoming Scientific meetings

AACR April 2006 ASCO June 2006 San Antonio Breast Cancer Symposium Dec. 2006

Upcoming investor meetings

S.G. Cowen March 2006 Pacific Growth Equities June 2006 UBS Life Sciences Conferences 3Q06

Circulating Endothelial Cells (CECs)

Clinical research studies In progress RUO commercialization In progress

Immunicon Value Proposition

Our products aim to improve cancer disease management

Cellular analysis products/technologies address multiple disease states Strategic marketing partnership in cancer with J&J (Veridex) FDA-cleared cancer products are on the market

Compelling clinical data across multiple cancers

Quantitative/objective information for management of cancer patients Worldwide sales and distribution through J&J

Multiple applications for current products and technologies beyond cancer

Lab services and product development for Pharma/Biotech Unique, high value-added commercial platforms Low incremental investment to develop future products

Large market opportunities: cardiovascular disease, life science research

Continuing value-drivers and catalysts

Contact Information

3401 Masons Mill Road, Suite 100 Huntingdon Valley, Pennsylvania 19006 phone 215.830.0777 fax 215.830.0751 www.immunicon.com